                                DATED      200[3]








                             (1) TORCH OFFSHORE INC.

                                   as Assignor



                                       AND



                        (2) GLOBAL MARINE SYSTEMS LIMITED

                                   as Assignee








                            ASSIGNMENT OF INSURANCES









                              HILL TAYLOR DICKINSON
                                 Irongate House
                                  Duke's Place
                                 LONDON EC3A 7HX
                         Tel: 0207 2839033 Fax: 2831144
                                 www.htd-law.com

TABLE OF CONTENTS


Clause Heading                                                               Page No
1.       DEFINITIONS AND INTERPRETATION                                         1

2.       ASSIGNMENT AND RELEASE                                                 3

3.       NEGATIVE PLEDGE AND OTHER NEGATIVE COVENANTS                           3

4.       REPRESENTATIONS AND WARRANTIES                                         4

5.       COVENANTS                                                              4

6.       ENFORCEMENT AND APPLICATION OF MONEYS                                  6

7.       AVOIDANCE OF PAYMENTS                                                  7

8.       CONTINUING SECURITY                                                    7

9.       POWER OF ATTORNEY                                                      8

10.      EXPENSES AND INDEMNITIES                                               9

11       NOTICES                                                                9

12.      ASSIGNMENT                                                             9

13.      MISCELLANEOUS                                                          9

14.      GOVERNING LAW AND JURISDICTION                                        10


SCHEDULE 1 - NOTICE OF ASSIGNMENT OF INSURANCES                                12

SCHEDULE 2 - LETTER OF UNDERTAKING P&I                                         13

SCHEDULE 3 - LETTER OF UNDERTAKING HULL, MACHINERY, WAR RISKS AND
LOSS PAYABLE CLAUSES                                                           15

THIS DEED OF ASSIGNMENT is made the       day of                200[3]

BETWEEN

(1) TORCH OFFSHORE INC. a company duly formed under the laws of the State of Delaware, United States of America, whose principal place of business is situate at Suite 400, 401 Whitney Avenue, Gretna 70056, Louisiana U.S.A. (the "Assignor"); and

(2) GLOBAL MARINE SYSTEMS LIMITED, a company incorporated under the Laws of England and Wales whose registered office is situate at East Saxon House, 27 Duke Street, Chelmsford, CM1 1HT (the "Assignee").


WHEREAS:

(A)      By a Facility Agreement dated           2002 (the "Facility Agreement")
         made between the Assignor and the Assignee, the Assignee agreed to advance a Facility (as defined in the Facility Agreement) to the Assignor on the terms and conditions thereof.

(B) The Assignor owns the vessel m.v. "MIDNIGHT WRANGLER" ex C/S "WAVE ALERT" (the "Vessel").

(C) In consideration of, and as a condition precedent to, the provision of the Facility under the Facility Agreement, the Assignor has agreed to mortgage the Vessel to the Assignee under a First Preferred Vanuatu Ship Mortgage on the Vessel of even date herewith (the "Mortgage").

(D) In further consideration of, and as a condition precedent to, the provision of the Facility under the Facility Agreement, the Assignor has agreed to execute this Deed and deliver it to the Assignee.


NOW THIS DEED WITNESSES as follows:

1        DEFINITIONS AND INTERPRETATION

1.1      Definitions

         In this Deed, unless the context otherwise requires, terms defined in the Facility Agreement and not otherwise defined herein shall have the same meanings in this Deed and the following terms shall have the following meanings:-

         "ASSIGNED PROPERTY" means all the Assignor's rights, title and interest in the property and assets that may now or hereafter be assigned in favour of the Assignee under or pursuant to Clause 2.1;

         "INSOLVENCY" in relation to any person, refers to that person undergoing or being subject to any winding-up, bankruptcy, receivership, administration, re-organisation, scheme of arrangement or composition, moratorium, assignment for the benefit of creditors or any analogous event or proceeding in the jurisdiction of incorporation of that person (including for the avoidance of doubt Chapter 11 proceedings);

         "INSURANCES" means the insurances in form and substance (including as to the levels of deductibles) satisfactory to the Assignee, and with insurers acceptable to the Assignee, to be provided by the Assignor for the Vessel which include (without being limited to) cover for:

         (a)      hull and machinery;

         (b)      war risks;  and

         (c)      protection & indemnity risks cover.

         and as further provided in the Mortgage.


1.2      Interpretation

         In this Deed, unless the context otherwise requires:

1.2.1 words importing the singular include the plural and vice versa and words importing a gender include every gender;

1.2.2 references to any document (including this Deed) are references to that document as amended, consolidated, supplemented, novated or replaced from time to time;

1.2.3 references to clauses, paragraphs and Schedules are references to clauses and paragraphs of, and Schedules to, this Deed;

1.2.4 headings are for convenience only and shall be ignored in construing this Deed;

1.2.5 references to law include references to any constitutional provision, treaty, decree, convention, statute, act, regulation, rule, ordinance, subordinate legislation, rule of common law and of equity and judgment;

1.2.6 references to any law are references to that law as amended, consolidated, supplemented or replaced from time to time;

1.2.7 references to any person include references to any individual, company, body corporate, association, partnership, firm, joint venture, trust and Governmental Entity.

2        ASSIGNMENT AND RELEASE

2.1 The Assignor with full title guarantee hereby (to the intent that the security so constituted shall be a continuing security in favour of the Assignee for the payment or satisfaction of the Outstanding Indebtedness) assigns to the Assignee absolutely all of its rights, title and interest in, under and to:

2.1.1 the Insurances and all rights of the Assignor to make recovery under the Insurances; and

2.1.2 all proceeds of the Insurances receivable by the Assignor (including all claims of whatsoever nature thereunder and returns of premiums and other benefit thereof whatsoever);

2.2 If the Assignee determines that the Outstanding Indebtedness has been finally satisfied or paid in full, the Assignor may request the Assignee to reassign the Assigned Property and the Assignee shall at the cost of the Assignor (but subject to Clause 7) reassign promptly the Assigned Property to the Assignor.


3        NEGATIVE PLEDGE AND OTHER NEGATIVE COVENANTS

3.1 The Assignor must not (otherwise than in favour of the Assignee or with the prior written consent of the Assignee and in accordance with and subject to any conditions which the Assignee may attach):

3.1.1 create, grant, extend or permit to subsist any Encumbrance on or over all or any part of the Assigned Property;

3.1.2 make, permit or agree to any material amendment to, or variation of, any of the Assigned Property; or

3.1.3 make, permit or agree to any rescission, cancellation or termination of any Insurances or settle, compromise or abandon any claim made thereunder or waive or release any of its rights thereunder.

3.2      Notwithstanding any other provision hereof:

3.2.1 the Assignor shall at all times remain liable to perform and observe all of the obligations expressed to be assumed by it under or in respect of the Assigned Property, (including, without limitation, the payment of all premia, calls, contributions or other sums from time to time payable in respect of any Insurances) to the same extent as if the assignment in this Deed had not occurred and the Assignee shall be under no obligation of any kind in respect thereof or be under any liability whatsoever in the event of any failure by the Assignor to perform its obligations in respect of the Assigned Property; and

3.2.2 the exercise by the Assignee, any nominee, agent or delegate thereof of any of its rights, powers, discretions and remedies hereunder shall not release the Assignor from any of its obligations under or in respect of the Assigned Property.

4        REPRESENTATIONS AND WARRANTIES

4.1      The Assignor represents and warrants to the Assignee as follows:

4.1.1 the Assigned Property is valid and binding and enforceable on its terms and nothing has been or shall be done, permitted or suffered whereby the Assignee, or any person claiming title through the Assignee, may be prevented from receiving the moneys payable thereunder from time to time or any part thereof;

4.1.2 it has disclosed all the terms and conditions relating to the Assigned Property to the Assignee; and

4.1.3 it has not created, or suffered to exist, any Encumbrance over the Assigned Property in favour of any person other than the Assignee.

4.2 The representations and warranties in Clause 4.1 will be deemed to be repeated on each day that the representations and warranties under the Facility Agreement are repeated under Clause 9 of the Facility Agreement with respect to the facts and circumstances then subsisting.

5        COVENANTS

5.1 The Assignor hereby represents and warrants and covenants with the Assignee as follows:

5.1.1 if the Insurances shall become voidable or void the Assignor will forthwith, at the Assignor's own cost, do all such things as may be necessary (i) if only voidable, for keeping the same on foot; or (ii) if void, for effecting or for enabling the Assignee to effect (as it is hereby authorised to do) a new policy or new policies for such sum or sums as would have been payable under the void policy or policies if the policy had ceased immediately before the same became void, such policy to be effected in the name of the Assignor and assigned to the Assignee as contemplated by Clause 2;

5.1.2 every such new policy and the moneys to be assured thereby shall be subject to this Deed and to the powers and provisions herein contained or implied by statute and applicable hereto as fully to all intents as the Insurances and the Assignor will, at the Assignor's own cost and at the request of the Assignee, execute any deed and do all things necessary to charge and assign every such new policy so as to give effect to this covenant;

5.1.3 the Assignor will punctually pay, or procure that any other relevant third party punctually pays, all premia for keeping on foot the Insurances or any such new and substituted policy as aforesaid immediately the same shall from time to time become due and will within 14 days of demand deliver, or procure the delivery of copies of the receipts for every such payment to the Assignee;

5.1.4 if the Assignor at any time defaults in payment of any of the said premia the Assignee may, without being obliged to, pay the same;

5.1.5 any sums so paid or expended by the Assignee in effecting any new policy in place of any Insurances which may become void and any sums paid by the Assignee in respect of premia will form part of the Outstanding Indebtedness and will be repayable on demand and the Assignor will pay interest at the Default Rate on the sums demanded calculated in accordance with Clause 5 of the Facility Agreement (as well after as before judgment) from the date of the same being incurred by the Assignee;

5.1.6 the Assignor will when so required by any insurers execute and deliver to the insurers all such deeds and assurances (including this Deed) and do all such things as the insurers may reasonably require, and the Assignor will forthwith (a) deliver to the insurers notice of the assignment constituted by this Deed in the form set out in Schedule 1 together with any fees requested by the insurers and forthwith on demand by the Assignee produce to the Assignee proof of such delivery, and (b) procure the execution and delivery to the Assignee by the insurers of an acknowledgement of the notice of assignment in the applicable forms set out in Schedules 2 (for protection and indemnity) and 3 (for hull and machinery and war risks);

5.1.7 at the request of the Assignee, it shall deliver to the Assignee the insurance policies relating to the Insurances and all other documents evidencing the Assignor's title thereto;

5.1.8 to diligently and promptly institute and maintain or defend all such proceedings as may be necessary or expedient to preserve or protect the interest of the insured parties and for the Assignee in any of the Assigned Property;

5.1.9 to perform all its obligations in respect of the Assigned Property from time to time;

5.1.10 if the Assignor receives payment of any money assigned under this Deed to which the Assignee is then entitled, it will forthwith pay over the same to the Assignee for application in accordance with the Facility Agreement and / or the Mortgage, and until paid over, the same shall be held upon trust for the Assignee; and

5.1.11 promptly at the request of the Assignee, to execute, sign and deliver all such documents, deeds and instruments and do all such acts and things as the Assignee considers necessary, expedient or desirable for giving to the Assignee the full benefit of the security intended to be constituted by to this Deed and the rights, powers and remedies conferred on the Assignee under this Deed or by law in order to vest in the Assignee the Assigned Property free from any Encumbrance.

6        ENFORCEMENT AND APPLICATION OF MONEYS

6.1      The Assignee may at any time after the occurrence of an Event of
         Default:

6.1.1 by notice to the Assignor declare the security hereby created to be enforceable in which event the security hereby created shall thereupon become enforceable and the Assignee may take any steps to enforce the security constituted by or pursuant to this Deed and/or the other Security Documents; and/or

6.1.2 to the exclusion of the Assignor, exercise any rights and powers which the Assignor has (or, but for this Deed, would have) to collect, recover, compromise and give a good discharge for all claims then outstanding or at any time thereafter arising under the Assigned Property and to take over from the Assignor or institute (if necessary using the names of the Assignor) all such proceedings in connection therewith as it may think fit.

6.2 Save as otherwise provided herein, all amounts received or recovered by the Assignee upon enforcement of the security constituted by or pursuant to this

         Deed shall be applied by the Assignee in accordance with Clause 9 of the Mortgage.

6.3 The Assignee shall not be obliged to make any enquiry as to the nature or sufficiency of any payment received by it under the Assigned Property and shall not be responsible for any failure by itself or any of its directors, officers, employees, agents or others acting on its behalf in the enforcement of any right of recovery assigned to it hereunder unless caused by its wilful misconduct or gross negligence.

6.4 The Assignee shall be under no obligation to the underwriters, insurance companies or brokers by or through whom the Insurances shall be effected.

7        AVOIDANCE OF PAYMENTS

7.1 Any settlement, discharge or release between the Assignor and the Assignee shall be conditional upon no security or payment granted or made to the Assignee by the Assignor or any other person being avoided or reduced by virtue of any provisions or enactments relating to Insolvency for the time being in force and, in the event of such security or payment being so avoided or reduced, the Assignee shall be entitled to recover on behalf of the Assignor the value or amount of such security or payment from the Assignor and from the security created by or pursuant to this Deed subsequently as if such settlement, discharge or release had not occurred. The Assignor agrees that, in such circumstances, this Deed and the security hereby constituted shall be deemed to have remained in full force and effect notwithstanding any such assurances, security, guarantee, payment, release, settlement, discharge or arrangement.

8        CONTINUING SECURITY

8.1 This Deed shall continue and remain in full force and effect until the Outstanding Indebtedness has been satisfied or finally paid in full.

8.2 The Assignor's liability hereunder shall be absolute and unconditional in all circumstances and shall not be discharged, impaired or otherwise affected by, and the Assignor shall not hold the Assignee liable for, any loss or damage suffered by the Assignor as a result of, any one or more of the following (whether occurring with or without the consent of, or notice to, any person):

8.2.1 the Assignee holding, taking, renewing or extending any Encumbrance at any time;

8.2.1 any variation, amendment, modification, replacement, termination, waiver, release, discharge, exchange, assignment or transfer of, or other dealing with, the Facility Agreement, this Deed or any other

                  Security Document (including, without limitation, any increase in any amount due or owing thereunder or in the Default Rate or any other sum payable thereunder or any prejudice to or loss of any rights of subrogation);

8.2.2 any time, credit or other indulgence being granted to, or any release of or composition or other arrangement with any person;

8.2.3 the Facility Agreement or any other Security Document being or becoming wholly or partially illegal, void, voidable or unenforceable for any reason whatsoever;

8.2.4 any other act, fact, event or omission which but for this provision might operate to discharge, impair or otherwise affect the Assignor's liability hereunder.

8.2.5             the Insolvency of the Assignor.

9        POWER OF ATTORNEY

9.1 The Assignor by way of further security hereby irrevocably appoints the Assignee and each and every person to whom the Assignee shall from time to time have delegated the exercise of the power of attorney conferred by this Clause 9 and for the time being holding office as such jointly and also severally to be the attorney or attorneys of the Assignor and on its behalf and in its name and as its act and deed to sign, seal, execute, deliver and perfect all documents and do all things as may be, or as the Assignee may consider to be, requisite for carrying out any obligations imposed on the Assignor hereunder and for the exercise generally by the Assignee of the powers conferred upon it by or pursuant to this Deed or by law. The Assignor undertakes to ratify and confirm all things done and documents executed by the Assignee in the proper exercise or purported exercise of the power of attorney hereby conferred. The Assignee shall have full power to delegate the power conferred on it by this Clause 9 provided such delegation may only be made to an officer of the Assignee. Such delegation shall not preclude the subsequent exercise of such power by the Assignee itself or any subsequent delegation thereof by the Assignee to any other officer of the Assignee and the Assignee may revoke any such delegation at any time.

9.2 The Assignor hereby acknowledges that the power of attorney hereby granted is, as regards the Assignee and its delegates, granted irrevocably and for value as part of the security constituted by or pursuant to this Deed to secure proprietary interests of and the performance of obligations owed to the respective donees within the meaning of the Powers of Attorney Act 1971 and may be exercised only after an Event of Default or Potential Event of Default occurs and for so long that it continues.

10       EXPENSES AND INDEMNITIES

10.1 The Assignor shall immediately on demand pay or reimburse the Assignee for its costs charges and expenses (including legal fees and disbursements on a full indemnity basis) incurred or payable by the Assignee in connection with or arising out of any enforcement of the Assignee's rights hereunder.

11       NOTICES

11.1 All notices and other communications required by this Deed to be in writing shall be sent to the recipient in the manner set out in the Facility Agreement.

12       ASSIGNMENT

12.1 This Deed shall be binding upon and inure to the benefit of the parties to this Deed and their respective successors and permitted assigns.

12.2 The Assignor shall not assign or otherwise transfer the benefit of this Deed or any of its rights, duties or obligations under this Deed without the prior written consent of the Assignee.

12.3 This Deed shall remain binding on the Assignor notwithstanding any change in the constitution of the Assignee, the Assignor or its absorption in, amalgamation with or merger into, or the acquisition of all or part of its undertaking by, any other person, to the intent that the security created by this Deed shall remain valid and effective in all respects in favour of any assignee or successor in title of the Assignee in the same manner as if such assignee or successor in title had been named as a party to this Deed instead of, or in addition to, the Assignee and (as the case may be) on or in respect of the obligations and liabilities of any successor entity to the Assignor in the same manner as if such successor entity had been named in this Deed instead of, or in addition to, the Assignor.

13       MISCELLANEOUS

13.1 No waiver by the Assignee of any provision of, or of any right, power or remedy under, this Deed shall be effective unless it is in writing signed by an authorised officer of the Assignee and such waiver shall be effective only in the specific instance and for the specific purpose for which it was given. No failure or delay by the Assignee to exercise any right, power or remedy under this Deed or to insist on strict compliance by the Assignor with any obligation under this Deed, and no custom or practice of the parties at variance with the terms of this Deed, shall constitute a waiver of the Assignee's right to demand exact compliance with this Deed.

13.2 This Deed may be only amended by an instrument in writing signed for and on behalf of each of the parties to this Deed.

14       GOVERNING LAW AND JURISDICTION

         The Assignor agrees that any legal action or proceeding arising out of this Deed may be brought in the High Court of Justice in England and submits itself to the jurisdiction of that Court and agrees that any writ, notice of proceedings or other legal process shall be sufficiently served upon it if sent to the offices for the time being of Clyde & Co which at the date hereof are situate at Beaufort House, Chertsey Street, Guildford GU1 4HA (Attention D Bennet), who the Assignor hereby irrevocably appoints as its agent for the purpose of accepting service on its behalf in that jurisdiction.

EXECUTED as a Deed on the date first appearing.

Executed as a Deed                                            )
by [                              ]                           )
for and on behalf of                                          )
TORCH OFFSHORE INC.                                           )
by its duly authorised attorney                               )
in the presence of:                                           )



Executed as a Deed                                            )
by [                   ] and [             ]                  )
for and on behalf of                                          )
GLOBAL MARINE SYSTEMS LIMITED                                 )
in the presence of:                                           )

                                   SCHEDULE 1

                       Notice of Assignment of Insurances

              (for attachment by way of endorsement to the Policy)



We, TORCH OFFSHORE INC. of Suite 400, 401 Whitney Avenue, Gretna 70056, Louisiana, U.S.A., the Owners of the m.v. "MIDNIGHT WRANGLER" (the "Vessel"),
hereby give notice that by a Deed of Assignment dated [            ] 2003 and
entered into by us with Global Marine Systems Limited there has been assigned by us to Global Marine Systems Limited as first mortgagee of the Vessel all insurances in respect of the Vessel including claims of whatsoever nature and return of premiums in respect thereof including the insurances constituted by the Policy whereon this Notice is endorsed.

Dated                           2003

TORCH OFFSHORE INC.


By:
    --------------------------------
Title:

                                   SCHEDULE 2


                          Form of Letter of Undertaking

                            Protection and Indemnity

To:      Global Marine Systems Limited
         East Saxon House
         27 Duke Street
         Chelmsford
         Essex
         CM1 1HT

         (the "Assignee")


              200[ ]

m.v. MIDNIGHT WRANGLER (the "Vessel")

We acknowledge receipt of a letter giving notice of assignment to you by Torch Offshore Inc (the "Insured") of the insurances and earnings on the Vessel owned by the Insured. So far as [this Association] is concerned, the Managers do not
consent to such assignment for the purposes of Rule [      ], other than to give
efficacy to the Loss Payable Clause set out below and subject always to [the
Association's] rights under Rule [       ].

We do confirm however that the Vessel is entered in [this Association] for Protection and Indemnity risks in the terms and conditions set out or to be set out in the Certificate of Entry. Furthermore in consideration of your agreeing to the entry or continuing entry of the Vessel in this [Association], the Manager agrees:-

(a) that the Insured shall not cease to be insured by [the Association] in respect of the Vessel by reason of such assignment (see Rule
         [        ]); and

(b) that, notwithstanding that the Vessel is mortgaged to you and that no undertaking or guarantee has been given to [the Association] to pay all contributions due in respect of the Vessel, the Insured does not cease
         to be insured by reason of the operation of Rule [        ].

It is further agreed that the following Loss Payable Clause will be included in the Certificate of Entry:-

"Payment of any recovery the Insured is entitled to receive out of the funds of the Association shall be made to the Insured or to its order unless and until the

Association receives notice from the Assignee that the Insured is in default under the Deed of Assignment of Insurances and Earnings or the First Preferred Mortgage over the Vessel both issued in the Assignee's favour, in which event all recoveries shall thereafter be paid to the Assignee or its order provided always that no liability whatsoever shall attach to [the Association, its Managers or their Agents] for failure to comply with the latter obligation until after the expiry of two clear business days from the receipt of such notice."

[The Association] undertakes:-

(a)      to inform you if the Insured of the Vessel is given notice under Rule
         [        ] that its insurance [in the Association] in respect of the
         Vessel is to cease at the end of the then current Policy year;

(b) to give you fourteen (14) days' notice of [the Association's] intention to cancel the insurance of the Insured by reason of its failure to pay when due and demanded any sum due from them to [the Association].



---------------------------
Signed for and on behalf of
[The Association]

                                   SCHEDULE 3

                          Form of Letter of Undertaking

                  Re Hull and Machinery and War Risks Insurance


To:      Global Marine Systems Limited
         East Saxon House
         27 Duke Street
         Chelmsford
         Essex
         CM1 1HT

[Date]

Dear Sirs,

m.v. MIDNIGHT WRANGLER (the "Subject Vessel")

We confirm that we have effected the insurance for the account of Torch Offshore Inc. (the "Assignor") as set out in Annex "A" hereto.

Pursuant to instructions received from the Assignor and in consideration of your approving our appointment as Brokers in connection with the insurances covered by this letter, we hereby undertake:

1. to hold the insurance slips or contracts, the policies when issued, and any renewals of such policies or new policies or any policies substituted (with your consent) therefor and the benefit of the insurances thereunder to your order in accordance with the terms of the Loss Payable Clause attached hereto; and

2. to arrange for the said Loss Payable Clause to be included on the policies when issued; and

3. to have endorsed on each and every policy as and when the same is issued a Notice of Assignment in the form attached hereto dated and signed by the Assignor and acknowledged by underwriters in accordance with market practice; and

4. to advise you immediately if we cease to be Brokers or in the event of any material changes which are proposed to be made in the terms of the insurances or if the policies cease to be effective; and

5. to advise you not later than fourteen (14) days prior to the expiry of any of the insurances aforesaid if instructions have not been received for the renewal or further renewal thereof and in the event of our receiving instructions to renew or further to renew as aforesaid, to advise you promptly of the details thereof.

Our above undertakings are given subject to our lien on the policies for premiums in respect of the Subject Vessel only and subject to our right of cancellation on default in payment of such premiums but we undertake to advise you immediately if any premiums are not paid to us by the due date and not to exercise our right of cancellation without giving you fourteen days prior notice in writing, either by letter or telex and a reasonable opportunity of paying any premiums outstanding.

Finally, we undertake with you that we shall neither set-off against any claims in respect of the Subject Vessel any premiums due in respect of other vessels under any relevant fleet cover nor any premiums due for other insurances nor cancel the insurances for reason of non-payment of premiums for other vessels under such fleet cover nor of premiums for such other insurances.

Notwithstanding the terms of the said Loss Payable Clause and the said Notice of Assignment we shall have the power, subject to your prior written consent, to arrange for a collision and/or salvage guarantee to be given in the event of bail being required in order to prevent the arrest of the Subject Vessel or to secure the release of the Subject Vessel from arrest following a casualty. Where such a guarantee has been given and the guarantor has paid any sum under the guarantee in respect of such claim, there shall be payable directly to the guarantor out of the proceeds of the said policies an amount equal to the amount so paid.

Finally it is understood that all claims and returns of premiums shall be collected through us as Brokers.

This Letter is to be governed and construed in accordance with English Law.

Yours faithfully,



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

                        Hull and Machinery and War Risks

                               Loss Payable Clause

                      m.v. MIDNIGHT WRANGLER (the "Vessel")

It is noted that by a Deed of Assignment dated              200[3] and made
between Torch Offshore Inc. (the "Assignor") and Global Marine Systems Limited of East Saxon House, 27 Duke Street, Chelmsford, Essex CM1 1HT (the "Assignee"), the Assignor assigned absolutely by way of security and with full title guarantee to the Assignee all of its rights, title and interest (present and future) in, to and under this insurance or entry and all benefits thereof including all payments thereunder and all claims of whatsoever nature thereunder in respect of the Vessel and including the right to negotiate and settle at any time whether any claim is a claim in respect of a total loss ("Total Loss").

It has nevertheless been agreed between the parties concerned that unless [underwriters] [insurers] shall have received a notice from the Assignee to the contrary, in which event all claims payable under this policy of insurance shall be payable directly to the Assignee, all other claims shall be payable as follows:-

(a) there shall be paid to the Assignee any and every amount receivable in respect of a Total Loss (including an actual or constructive or compromised or arranged total loss);

(b) there shall be paid to the Assignee any and every amount receivable in respect of a major casualty (that is to say any casualty (other than a Total Loss) in respect whereof the claim or the aggregate of the claims exceeds Two Million Dollars (US$2,000,000) (inclusive of any deductible); and

(c) all other recoveries not exceeding Two Million Dollars (US$2,000,000) shall be paid in full to the Assignor or to its order without any deduction whatsoever.

It is further noted and expressly undertaken that:

(a) in the event of non-payment of premiums or calls when due, the [Insurers] [Underwriters] will notify the Assignee immediately on such non-payment and will not exercise any right of cancellation that they may have by reason of such non-payment without giving fourteen days' prior written notice of such cancellation to the Assignee and a reasonable opportunity of paying any balance of such premiums or calls which may be in default; and


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(b)      the [Insurers] [Underwriters] will not effect any material alteration or termination or expiry of any of the insurances without giving to the Assignee fourteen days' prior written notice of such alteration or termination or expiry.




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